Exhibit 99.2

Fourth Quarter and Full Year 2022 Investor Presentation / March 2023 CSE: TRUL OTCQX: TCNNF

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s 2023 objectives for cash generation and preservation and investment, Trulieve’s financial targets, and its plans for potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold. www.trulieve.com 2

Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted gross profit, adjusted net income, adjusted earnings per share, and adjusted EBITDA. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. www.trulieve.com 3

Agenda • Full Year and Fourth Quarter 2022 Financial Highlights • Full Year and Fourth Quarter 2022 Operational Highlights • Retail Highlights • Recent Developments • 2023 Objectives • Financial Targets • Financial Highlights www.trulieve.com 4

Full Year 2022 Financial Highlights* • Revenue increased 32% year-over-year to $1.24 billion • GAAP gross profit of $682 million and gross margin of 55% in 2022 • Adjusted gross profit of $703 million and adjusted gross margin of 57% in 2022 • Net loss of $246 million • Adjusted net loss of $30 million excludes non-recurring charges, asset impairments, disposals and discontinued operations, primarily associated with the Harvest acquisition and strategic repositioning of assets to improve cash flow • Adjusted EBITDA of $400 million, or 32% of revenue in 2022 • Cash at quarter end of $219 million • Closed second tranche of private placement of 8% senior secured notes due October 2026 totaling $75 million *Adjusted gross profit, adjusted gross margin, adjusted net loss and adjusted EBITDA are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all Non-GAAP financial measures. Numbers may not sum perfectly due to rounding. www.trulieve.com 5

Fourth Quarter 2022 Financial Highlights* • Revenue increased slightly sequentially with 2% increase in retail revenue • GAAP gross profit of $150 million and 50% gross margin • Adjusted gross profit of $162 million and 54% adjusted gross margin • Net loss of $77 million • Adjusted net loss of $35 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $85 million, or 28% of revenue • Achieved operating cash flow of $55 million and free cash flow of $21 million • Closed $71.5 million five-year financing at 7.53% interest, led by Valley Bank and secured by one cultivation and manufacturing site in Florida • Closed $18.9 million ten-year financing at 7.3% interest for five years, secured by a cultivation and manufacturing site in West Virginia * Adjusted gross profit, adjusted gross margin, adjusted net loss and adjusted EBITDA are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all Non-GAAP financial measures. Numbers may not sum perfectly due to rounding. www.trulieve.com 6

Full Year and Fourth Quarter 2022 Operational Highlights • Substantially completed integration of Harvest acquisition • Launched optimization efforts to streamline operations and reposition assets to generate and preserve cash • Discontinued wholesale operations in Nevada • Exited select California retail • Shuttered duplicative production assets in Florida • Ramped production at new 750K square foot indoor cultivation facility • Commenced cultivation operations in Georgia to support retail launch in 2023 • Launched Trulieve brands Cultivar Collection, Modern Flower, Momenta, Muse, Roll One and Sweet Talk across markets • Contributed $20 million to the Smart and Safe Florida campaign, which aims to legalize adult-use marijuana in Florida through a ballot initiative in November 2024 • Added 25 new dispensaries in 2022, increasing retail footprint by 14% to 181 retail locations nationwide at year end, with 32% of our retail locations outside of the state of Florida • Exited 2022 with operations in 11 states www.trulieve.com 7

Retail Highlights • Retail revenue $1.16 billion in 2022 • Customer visits 2.5x per month • Average basket $86 • Average basket $99 medical only • Retail revenue increased 2% sequentially to $289 million, 96% of revenue in q4:22 • Traffic increased 5% • Basket decreased 3% • Customer retention 66% companywide • Customer retention 76% medical only • Continued strength in premium products • Some shift from mid-tier to value products www.trulieve.com 8

Recent Developments • Opened three dispensaries in Palatka and Winter Haven, Florida and Beckley, West Virginia • Launched adult-use sales in Bristol, Connecticut • First U.S. cannabis company to launch advertising campaigns on Twitter • Launched proprietary brands Roll One and Modern Flower in West Virginia and Massachusetts • Contributed $5.5 million to the Smart and Safe Florida campaign, which aims to legalize adult use marijuana in Florida through a ballot initiative in November 2024 • Currently operate 184 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States www.trulieve.com 9

2023 Objectives Cash Generation and Preservation Plans: • Shuttering of margin and cash dilutive assets • Adjust production mix and capacity utilization • Optimize assortment to match customer preferences • Pullback of legacy FL production sites – banked capacity • Reduce inventory throughout 2023 • Ramp new 750K indoor production facility • Lower production costs over time • Reduce wages with elimination of redundancies Investments in the Future: • Smart and Safe Florida Campaign • New market and retail development • Technology platforms for integrated commerce environment • Consideration of strategic M&A opportunities www.trulieve.com 10

Financials

Financial Targets Financial Targets: • Anticipate first quarter revenue will be down slightly sequentially • Target operating cash flow of $100 million in 2023, inclusive of five tax payments • Capital expenditures expected to be at least 50% lower in 2023 • Expect positive free cash flow in 2023 • Add 15-20 new dispensaries, relocate up to 6 Financial Position: • $219 million in cash as of December 31, 2022 12

Financial Highlights*



INCOME STATEMENT HIGHLIGHTS

(USD millions)	Q4:22	Q3:22	Q2:22	Q1:22	Q4:21	2022	2021
Revenue	302.2	300.8	319.1	317.7	304.9	1239.8	938.0
Gross Profit	149.7	168.0	183.8	180.5	134.1	682.0	567.8
Gross Margin	49.5%	55.9%	57.6%	56.8%	44.0%	55.0%	60.5%
Adjusted Gross Profit	162.1	171.9	183.7	185.3	180.6	702.9	621.4
Adjusted Gross Margin	53.6%	57.1%	57.6%	58.3%	59.2%	56.7%	66.2%
SG&A	125.8	113.6	108.9	106.4	116.9	454.7	315.7
SG&A as % Revenue	41.6%	37.8%	34.1%	33.5%	38.3%	36.7%	33.7%
Adjusted SG&A	94.4	92.0	91.9	95.1	96.4	373.4	274.2
Adjusted SG&A as % Revenue	31.2%	30.6%	28.8%	29.9%	31.6%	30.1%	29.2%
Depreciation and Amortization	30.7	30.2	30.0	28.4	27.4	119.4	47.2
Net Income (Loss)**	(77.0)	(114.6)	(22.5)	(32.0)	(71.5)	(246.1)	18.0
Net Income (Loss) Continuing Operations	(75.9)	(77.0)	(22.1)	(30.1)	(70.2)	(205.2)	19.4
Adjusted Net Income (Loss)	(34.7)	3.5	(0.6)	1.7	1.5	(30.1)	123.4
EPS**	(0.41)	(0.61)	(0.12)	(0.16)	(0.49)	(1.31)	0.12
EPS Continuing Operations	(0.40)	(0.41)	(0.11)	(0.16)	(0.48)	(1.06)	0.14
Adjusted EPS	(0.18)	0.02	0.00	0.01	0.01	(0.16)	0.84
Adjusted EBITDA	84.7	98.8	111.3	105.4	100.9	400.1	384.6
Adjusted EBITDA Margin	28.0%	32.8%	34.9%	33.2%	33.1%	32.3%	41.0%

*Adjusted gross profit, adjusted gross margin, adjusted net income, adjusted EPS, adjusted EBITDA and adjusted EBITDA Margin are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all Non-GAAP financial measures.
**Includes discontinued operations.

www.trulieve.com
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Financial Highlights BALANCE SHEET HIGHLIGHTS (USD millions) Q4:22 Q3:22 Q2:22 Q1:22 Q4:21 Cash 219 114 181 267 234 Debt 648 553 552 553 479 SHARE COUNT ESTIMATE (millions as of December 31, 2022 on as if converted basis) Subordinate Voting Shares 159.8 Multiple Voting Shares* 0.3 Total Shares Outstanding 186.0 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 5.4 Equity Warrants 0.2 excludes 0.867 million unexercisable options excludes 0.902 million nonvested RSUs Pro Forma Estimated Shares 191.6 www.trulieve.com 14

Reconciliation of Non-GAAP Financial Measures For the Three Months Ended For the Full Year Ended (Amounts expressed in millions of United States December 31, December 31, September 30, December 31, 2022 December 31, 2021 dollars) 2022 2021 2022 Net Income (Loss) GAAP $ (77.0) $ (71.5) $ (114.6) $ (246.1) $ 18.0 Add (Deduct) Impact of: Interest Expense, net $ 23.0 $ 14.1 $ 19.3 $ 79.8 $ 34.8 Provision For Income Taxes $ 45.1 $ 41.4 $ 28.2 $ 161.8 $ 146.7 Depreciation and Amortization $ 30.7 $ 27.4 $ 30.2 $ 119.4 $ 47.2 Depreciation in COGS $ 13.4 $ 9.7 $ 14.6 $ 52.5 $ 24.1 EBITDA $ 35.2 $ 21.1 $ (22.3) $ 167.4 $ 270.8 Impairment and Disposal of Long-lived Assets $ (0.6) $ 5.4 $ 54.6 $ 75.5 $ 5.4 Results of Discontinued Operations $ 5.2 $ 1.9 $ 38.1 $ 47.6 $ 1.9 Acquisition and Transaction Costs $ 7.5 $ 1.5 $ 7.0 $ 24.8 $ 15.8 Integration and Transition Costs $ 4.0 $ 22.9 $ 6.7 $ 21.1 $ 25.6 Other Non-Recurring Expenses $ 16.3 $ 3.4 $ 1.9 $ 27.8 $ 5.1 Share-Based Compensation $ 3.6 $ 7.0 $ 4.3 $ 18.1 $ 13.4 Legislative Campaign Contributions $ 10.0 $ 0.0 $ 10.0 $ 20.0 $ 0.0 Inventory Step Up Fair Value $ 0.0 $ 38.0 $ 0.0 $ 1.0 $ 41.2 Covid Related Expenses $ 0.0 $ 0.2 $ 0.2 $ 0.8 $ 6.2 Other Expense (Income), net $ 1.6 $ (0.7) $ (0.4) $ (1.4) $ (1.1) Fair Value of Derivative Liabilities—Warrants $ (0.0) $ (0.2) $ (0.4) $ (2.6) $ (0.2) Non-Controlling Interest $ 1.9 $ 0.5 $ (0.9) $ (0.0) $ 0.5 Adjusted EBITDA Non-GAAP $ 84.7 $ 100.9 $ 98.8 $ 400.1 $ 384.6 www.trulieve.com 15

Reconciliation of Non-GAAP Financial Measures For the Three Months Ended For the Full Year Ended (Amounts expressed in millions of United States December 31, December 31, September 30, December 31, 2022 December 31, 2021 dollars) 2022 2021 2022 Gross Profit GAAP $ 149.7 $ 134.1 $ 168.0 $ 682.0 $ 567.8 Gross Margin % GAAP 50% 44% 56% 55% 61% Add (Deduct) Impact of: Inventory Step Up Fair Value $ 0.0 $ 38.0 $ 0.0 $ 1.0 $ 41.2 Transaction, Acquisition, and Integration Costs $ 12.4 $ 8.5 $ 3.8 $ 19.8 $ 12.4 Adjusted Gross Profit Non-GAAP $ 162.1 $ 180.6 $ 171.9 $ 702.9 $ 621.4 Adjusted Gross Margin % Non-GAAP 54% 59% 57% 57% 66% www.trulieve.com 16

Reconciliation of Non-GAAP Financial Measures For the Three Months Ended For the Full Year Ended (Amounts expressed in millions of United States December 31, December 31, September 30, dollars) 2022 2021 2022 December 31, 2022 December 31, 2021 Net Income (Loss) GAAP $ (77.0) $ (71.5) $ (114.6) $ (246.1) $ 18.0 Add (Deduct) Impact of: Share-Based Compensation Related Premiums $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 4.2 Warrant Liability Adjustment $ (0.0) $ (0.2) $ (0.4) $ (2.6) $ (0.2) Inventory Step Up Fair Value $ 0.0 $ 38.0 $ 0.0 $ 1.0 $ 41.2 Transaction, Acquisition, and Integration Costs $ 37.8 $ 27.9 $ 25.5 $ 93.7 $ 46.5 Covid Related Expenses $ 0.0 $ 0.2 $ 0.2 $ 0.8 $ 6.2 Impairment and Disposal of Long-lived Assets $ (0.6) $ 5.4 $ 54.6 $ 75.5 $ 5.4 Results of Discontinued Operations $ 5.2 $ 1.9 $ 38.1 $ 47.6 $ 1.9 Adjusted Net Income Non-GAAP $ (34.7) $ 1.5 $ 3.5 $ (30.1) $ 123.2 For the Three Months Ended For the Full Year Ended (Amounts expressed in millions of United States December 31, December 31, September 30, December 31, 2022 December 31, 2021 dollars) 2022 2021 2022 Earnings (Loss) Per Share GAAP $ (0.41) $ (0.49) $ (0.61) $ (1.31) $ 0.12 Add (Deduct) Impact of: Share-Based Compensation Related Premiums $ 0.00 $ 0.00 $ 0.00 $ 0.00 $ 0.03 Warrant Liability Adjustment $ (0.00) $ (0.00) $ (0.00) $ (0.01) $ (0.00) Inventory Step Up Fair Value $ 0.00 $ 0.26 $ 0.00 $ 0.01 $ 0.28 Transaction, Acquisition, and Integration Costs $ 0.20 $ 0.19 $ 0.14 $ 0.50 $ 0.32 Covid Related Expenses $ 0.00 $ 0.00 $ 0.00 $ 0.00 $ 0.04 Impairment and Disposal of Long-lived Assets $ (0.00) $ 0.04 $ 0.29 $ 0.40 $ 0.04 Results of Discontinued Operations $ 0.03 $ 0.01 $ 0.20 $ 0.25 $ 0.01 Adjusted Earnings Per Share Non-GAAP $ (0.18) $ 0.01 $ 0.02 $ (0.16) $ 0.84 www.trulieve.com 17

Regional Hubs: Cultivation, Processing, Retail Capacity 184 Stores As of March 8, 2023 All stores owned, operated, or affiliated Operational >4 M ft2 Cultivation & Processing Arizona As of December 31, 2022 NORTHEAST 36 stores California >0.5M ft2 Colorado MA cultivation & Connecticut processing CT Florida PA Maryland OH Massachusetts CA WV MD CO Pennsylvania West Virginia AZ Pre-Revenue SOUTHEAST Georgia GA 125 stores SOUTHWEST Ohio >3.2M ft2 23 stores cultivation & >0.4M ft2 processing cultivation & FL processing

House of Brands Trulieve Brands Partner Brands PREMIUM MID VALUE www.trulieve.com 19

Thank You CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com